SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2007 (April 18, 2007)

GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On April 20, 2007, Goldleaf Financial Solutions, Inc., the registrant, filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) reporting the dismissal of its independent public accountants, Grant Thornton LLP (“Grant Thornton”).  This Form 8-K/A is being filed to attach as Exhibit 16.1 a letter from Grant Thornton stating whether or not it agrees with the statements made in the Original 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits

Number	Exhibit

16.1	Letter from Grant Thornton LLP dated April 23, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ Michael Berman

	Name:	Michael Berman
	Title:	General Counsel and Secretary
Date: April 24, 2007